JOINDER & AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

This JOINDER & AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT (this “Amendment”), made and entered into as of February 26, 2010, by and among AMERICAN CAPITAL ACQUISITION CORPORATION, a Delaware corporation (the “Company”), MICHAEL KARFUNKEL (“Karfunkel”), THE MICHAEL KARFUNKEL 2005 GRANTOR RETAINED ANNUITY TRUST (“MKG”) and AMTRUST FINANCIAL SERVICES, INC., a Delaware corporation (“AFSI”, and together with Karfunkel and MKG, each a “Purchaser” and together the “Purchasers”), amends that certain Stock Purchase Agreement, dated as of October 16, 2009, by and among the Company MKG and AFSI (the “Agreement”).

WHEREAS, the Company MKG, AFSI and Karfunkel desire that Karfunkel should become a party to the Agreement as a “Purchaser” (as defined in the Agreement); and

WHEREAS, the Company and the Purchasers desire to provide for the amendment of certain terms and provisions of the Agreement;

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

2.
Joinder.  By its execution and delivery of this Amendment, Karfunkel hereby joins in and agrees to be bound by the terms and conditions of the Agreement as a “Purchaser” under and as defined in the Agreement.

3.	Amendment to Section 1.1(b). In Section 1.1(b) of the Agreement the word “MKG” shall be deleted and replace with the words “MKG and Karfunkel”.

4.	Business Plan and Budget. Section 6.20 of the Agreement shall be amended in its entirety to read as follows:

“Business Plan and Budget.  Attached hereto as Exhibit F is the Company’s preliminary three (3) year budget and business plan.  The Company agrees that it shall use best efforts to prepare and deliver to the Purchasers, on or before the 90th day following the Initial Closing, a more detailed and thorough three (3) year budget and business plan with respect to the Company that is reasonably acceptable to the Purchasers.

5.
Amendments to Section 6.8.  In Section 6.8 of the Agreement the word “MKG” shall be deleted and replace with the words “MKG, Karfunkel”.  In addition, subsection (iii) in Section 6.8 shall be deleted and replace with “(iii) the expense, including due diligence expense, incurred by MKG, Karfunkel and AFSI in relation to the negotiation and consummation of the transactions contemplated by the Acquisition Agreement.

6.
Exhibits.  The Agreement shall be amended such that (i) Exhibit A to the Agreement shall be deleted in its entirety and replaced with Exhibit A to this Agreement, (ii) Exhibit B to this Amendment shall added to the Agreement as Exhibit F thereto and (iii) Exhibit B to the Agreement shall be deleted in its entirety and replaced by Exhibit C hereto.

7.	Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

8.
Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together with the Agreement shall be considered one and the same agreement.

9.
No Other Amendments.  This Amendment is the sole amendment to the Agreement.  Except for the amendments to the Agreement provided for herein, the Agreement shall remain unchanged and in full force and effect.

10.	Captions. The Section headings in this Amendment are inserted for convenience of reference only, and shall not affect the interpretation of this Amendment.

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IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have executed this Amendment as of the date first above written.

COMPANY:

AMERICAN CAPITAL ACQUISITION CORPORATION

By:	/S/ BARRY KARFUNKEL
Name: Barry Karfunkel
Title: President

PURCHASERS:

THE MICHAEL KARFUNKEL 2005 GRANTOR RETAINED ANNUITY TRUST

By:	/S/ MICHAEL KARFUNKEL
Name: Michael Karfunkel
Title: Trustee

AMTRUST FINANCIAL SERVICES, INC.

By:	/S/ BARRY ZYSKIND
Name: Barry Zyskind
Title: Chief Executive Officer

/S/ MICHAEL KARFUNKEL
Michael Karfunkel

AMENDMENT NO. 1 TO ACAC SPA

EXHIBIT A

EXHIBIT A TO THE AGREEMENT

SCHEDULE OF PURCHASERS

PURCHASER	COMMITMENT PERCENTAGE	ADDRESS

The Michael Karfunkel 2005 Grantor Retained Annuity Trust	54.27%	Michael Karfunkel, Trustee Michael Karfunkel 2005 G.R.A.T. 59 Maiden Lane, 6th Floor New York, NY 10038

Michael Karfunkel	20.73%	Michael Karfunkel 59 Maiden Lane, 6th Floor New York, NY 10038

AmTrust Financial Services, Inc.	25.00%	AmTrust Financial Services, Inc. 59 Maiden Lane 6th Floor New York, NY 10038 Phone: 212.220.7120 Fax: 212.220.7130

SHARES PURCHASED
(Last Updated: ____, 2009)
PURCHASER	INITIAL CLOSING	SUBSEQUENT CLOSINGS

The Michael Karfunkel 2005 Grantor Retained Annuity Trust	Date: February 26, 2010 Number of Shares of Common Stock: 115,161.81 Aggregate Purchase Price: $115,161,812	1) [insert date] Number of Shares of Common Stock:_____ Aggregate Purchase Price:____ 2) [insert date] Number of Shares of Common Stock:_____ Aggregate Purchase Price:____

Michael Karfunkel	Date: February 26, 2010 Number of Shares of Common Stock: 43,999.17 Aggregate Purchase Price: $43,999,169	1) [insert date] Number of Shares of Common Stock:_____ Aggregate Purchase Price:____ 2) [insert date] Number of Shares of Common Stock:_____ Aggregate Purchase Price:____

AmTrust Financial Services, Inc.	Date: February 26, 2010 Number of Shares of Preferred Stock: 53,053.66 Aggregate Purchase Price: $53,053,660	1) [insert date] Number of Shares of Preferred Stock:_____ Aggregate Purchase Price:____ 2) [insert date] Number of Shares of Preferred Stock:_____ Aggregate Purchase Price:____

EXHIBIT B

EXHIBIT F TO THE AGREEMENT

[SEE ATTACHED]

EXHIBIT C

EXHIBIT B TO THE AGREEMENT

[SEE ATTACHED]